Exhibit 99(b)

Revised Segment Results, with Annual Results for the Three Years Ended December 31, 2007, and Quarterly Results for the Six Quarters Ended June 30, 2008 (Pages 1-8)

Exhibit 99(b)

Revised Segment Results, with Annual Results for the Three Years Ended December 31, 2007, and Quarterly Results for the Six Quarters Ended June 30, 2008 (Pages 1-8)

GENERAL ELECTRIC CAPITAL SERVICES, INC.

Segment Operations

Revenues and segment profit of our operating segments are shown below. As described in our Form 8-K filed July 25, 2008, the General Electric Company (GE), our parent, reorganized its businesses effective July 25, 2008. GE believes that this new organizational structure simplifies the company and aligns businesses for growth and efficiency.

GE’s five operating segments as of July 25, 2008, were as follows:

•
GE Technology Infrastructure – the combination of GE’s previous Healthcare segment, the Aviation and Transportation businesses of our previous GE Infrastructure segment and the Enterprise Solutions business of GE’s previous Industrial Products segment

•
GE Energy Infrastructure – the combination of GE’s Energy (including GE’s motors business which was previously reported in GE’s Industrial Products segment), Oil & Gas and Water & Process Technologies businesses of our previous GE Infrastructure segment

•
GE Capital Finance – the combination of our previous GE Commercial Finance and GE Money segments and the Aviation Financial Services, Transportation Finance and Energy Financial Services businesses of our previous GE Infrastructure segment

•	GE NBC Universal – unchanged

•	GE Consumer & Industrial – the GE Consumer & Industrial business (excluding the motors business) of GE’s previous Industrial Products segment

As a result of our parent’s reorganization, our chief executive officer also reorganized our businesses into five operating segments based upon how our management allocates resources and assesses performance as follows:

•	Commercial Lending and Leasing (CLL) – our previous GE Commercial Finance segment less our Real Estate business

•	Real Estate – unchanged, previously reported in our GE Commercial Finance segment

•	GE Money – unchanged

•	GECAS – the combination of Aviation Financial Services and Transportation Finance, previously reported in our GE Infrastructure segment

•	Energy Financial Services – previously reported in our GE Infrastructure segment

(1)

Segment profit is determined based on internal performance measures used by the Chairman to assess the performance of each business in a given period. In connection with that assessment, the Chairman may exclude matters such as charges for restructuring; rationalization and other similar expenses; in-process research and development and certain other acquisition-related charges and balances; technology and product development costs; certain gains and losses from dispositions; and litigation settlements or other charges, responsibility for which preceded the current management team.

Segment profit always excludes the effects of principal pension plans, results reported as discontinued operations and accounting changes. Segment profit includes interest and other financial charges and income taxes, which we sometimes refer to as “net earnings”.

All periods presented have been reclassified to conform to the changes in our organization effective July 25, 2008, and the effects of reporting our Japanese mortgage and card businesses as discontinued operations. In addition to providing information on segments in their entirety, we have also provided supplemental information for the Capital Solutions business within the CLL segment for greater clarity.

Consolidated

For the years ended December 31 (In millions)	2007	2006	2005

Revenues
CLL	$27,267	$25,833	$23,781
Real Estate	7,021	5,020	3,492
GE Money	24,769	19,508	16,754
GECAS	4,839	4,353	3,695
Energy Financial Services	2,405	1,664	1,349
Total segment revenues	66,301	56,378	49,071
GECS corporate items and eliminations	5,635	4,973	5,818
Total revenues in GECS	$71,936	$61,351	$54,889

Segment profit
CLL	$3,801	$3,503	$3,252
Real Estate	2,285	1,841	1,282
GE Money	4,269	3,231	2,452
GECAS	1,211	1,174	829
Energy Financial Services	677	648	599
Total segment profit	12,243	10,397	8,414
GECS corporate items and eliminations	174	(178)	515
Earnings in GECS from continuing operations	12,417	10,219	8,929
Earnings (loss) in GECS from discontinued operations,
net of taxes	(2,116)	439	(1,352)
Total net earnings in GECS	$10,301	$10,658	$7,577

(2)

	2008
(in millions)	First quarter	Second quarter	Six months

Revenues
CLL	$6,683	$7,295	$13,978
Real Estate	1,883	1,964	3,847
GE Money	6,363	6,578	12,941
GECAS	1,270	1,155	2,425
Energy Financial Services	770	989	1,759
Total segment revenues	16,969	17,981	34,950
GECS corporate items and eliminations	1,069	1,051	2,120
Total revenues in GECS	$18,038	$19,032	$37,070

Segment profit
CLL	$694	$917	$1,611
Real Estate	476	484	960
GE Money	985	1,056	2,041
GECAS	391	279	670
Energy Financial Services	133	167	300
Total segment profit	2,679	2,903	5,582
GECS corporate items and eliminations	(223)	(129)	(352)
Earnings in GECS from continuing operations	2,456	2,774	5,230
Loss in GECS from discontinued operations,
net of taxes	(61)	(337)	(398)
Total net earnings in GECS	$2,395	$2,437	$4,832

CLL

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$6,683	$7,295	$13,978

Segment profit	$694	$917	$1,611

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$248,867	$246,416

(3)

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues
Capital Solutions	$3,634	$3,821	$7,455

Segment profit
Capital Solutions	$400	$503	$903

Quarters ended (In millions)	First quarter	Second quarter

Total assets
Capital Solutions	$129,405	$124,040

Real Estate

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$1,883	$1,964	$3,847

Segment profit	$476	$484	$960

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$86,605	$90,611

GE Money

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$6,363	$6,578	$12,941

Segment profit	$985	$1,056	$2,041

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$216,245	$221,242

(4)

GECAS

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$1,270	$1,155	$2,425

Segment profit	$391	$279	$670

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$47,484	$48,383

Energy Financial Services

	2008
(In millions)	First quarter	Second quarter	Six months

Revenues	$770	$989	$1,759

Segment profit	$133	$167	$300

Quarters ended (In millions)	First quarter	Second quarter

Total assets	$20,837	$21,580

(5)

Consolidated

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
CLL	$6,416	$6,581	$6,862	$7,408	$27,267
Real Estate	1,615	1,557	1,937	1,912	7,021
GE Money	5,882	6,211	6,153	6,523	24,769
GECAS	1,316	1,149	1,195	1,179	4,839
Energy Financial Services	324	417	832	832	2,405
Total segment revenues	15,553	15,915	16,979	17,854	66,301
GECS corporate items and eliminations	1,856	1,255	1,087	1,437	5,635
Total revenues in GECS	$17,409	$17,170	$18,066	$19,291	$71,936

Segment profit
CLL	$888	$840	$905	$1,168	$3,801
Real Estate	564	476	640	605	2,285
GE Money	1,206	1,153	947	963	4,269
GECAS	405	281	274	251	1,211
Energy Financial Services	89	157	255	176	677
Total segment profit	3,152	2,907	3,021	3,163	12,243
GECS corporate items and eliminations	255	(491)	198	212	174
Earnings in GECS from continuing operations	3,407	2,416	3,219	3,375	12,417
Loss in GECS from discontinued operations,
net of taxes	(384)	(250)	(1,352)	(130)	(2,116)
Total net earnings in GECS	$3,023	$2,166	$1,867	$3,245	$10,301

CLL

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$6,416	$6,581	$6,862	$7,408	$27,267

Segment profit	$888	$840	$905	$1,168	$3,801

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$204,052	$214,231	$220,391	$229,608

(6)

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues
Capital Solutions	$3,363	$3,465	$3,543	$3,983	$14,354

Segment profit
Capital Solutions	$395	$463	$444	$587	$1,889

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets
Capital Solutions	$108,768	$115,167	$118,861	$122,527

Real Estate

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$1,615	$1,557	$1,937	$1,912	$7,021

Segment profit	$564	$476	$640	$605	$2,285

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$59,405	$62,057	$72,197	$79,285

GE Money

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$5,882	$6,211	$6,153	$6,523	$24,769

Segment profit	$1,206	$1,153	$947	$963	$4,269

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$178,004	$189,262	$196,840	$209,178

(7)

GECAS

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$1,316	$1,149	$1,195	$1,179	$4,839

Segment profit	$405	$281	$274	$251	$1,211

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$45,586	$45,936	$47,038	$47,189

Energy Financial Services

	2007
(In millions)	First quarter	Second quarter	Third quarter	Fourth quarter	Total year

Revenues	$324	$417	$832	$832	$2,405

Segment profit	$89	$157	$255	$176	$677

Quarters ended (In millions)	First quarter	Second quarter	Third quarter	Fourth quarter

Total assets	$15,765	$17,340	$17,493	$18,705

(8)